UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

January 28, 2005
Date of Report (Date of earliest event reported)
___________________________________________________________

ACURA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120
Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement

On January 28, 2005, Acura Pharmaceuticals, Inc. (the “Company”) approved the execution of the Second Amendment, dated as of January 5, 2005, to Employment Agreement (the “Amendment”), dated March 10, 1998 between the Company and Peter A. Clemens, the Company’s Senior Vice President and Chief Financial Officer (the “Employment Agreement”). Pursuant to the Amendment, Mr. Clemens agreed to the termination of the car expense payments by the Company under the terms of the Employment Agreement in consideration for a one time payment of $9,000.00.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits

10.1	Second Amendment to Employment Agreement between Acura Pharmaceuticals, Inc. and Peter A. Clemens, dated as of January 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Clemens
Peter A. Clemens
Senior Vice President & Chief Financial Officer

Date:    January 31, 2005

EXHIBIT INDEX

Exhibit Number	Description
10.1	Second Amendment to Employment Agreement between Acura Pharmaceuticals, Inc. and Peter A. Clemens, dated as of January 5, 2005.